*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark, pursuant to the Company's application requesting confidential treatment under Rule 24b-2 under the Securties Exchange Act of 1934, as amended.

                              SETTLEMENT AGREEMENT


This Settlement Agreement is made on 1-Oct-2002 by and between Globecomm
Systems Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary place of business at 45 Oser Avenue, Hauppauge, New York 11788 (hereinafter "GSI") and Loral Skynet(R), a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereafter "SKYNET"); each of them referred to individually as a "Party" and collectively as the "Parties".

WHEREAS, on 28-June-2002 GSI gave SKYNET a guaranty securing certain specified payment obligations undertaken by GSI's wholly-owned subsidiary NetSat Express, Inc. (hereinafter "NetSat") in an agreement between SKYNET and NetSat (the "Skynet-NetSat Agreement") (said guaranty hereinafter referred to as the "Corporate Guaranty"), attached hereto for reference as Attachment 1; and

WHEREAS, NetSat Express, Inc. has defaulted on its payment obligations in the agreement underlying the Corporate Guaranty; and

WHEREAS, SKYNET has asserted its right to file claims against GSI under the Corporate Guaranty for payments based on an acceleration clause contained in the underlying agreement and GSI has rejected the applicability of the acceleration clause to the Corporate Guaranty and asserted its rights to pursue its legal remedies; and

WHEREAS, SKYNET and NetSat have agreed to terminate the agreement underlying the Corporate Guaranty, and that it is appropriate to terminate the Corporate Guaranty, in consideration of this Settlement Agreement and in consideration of NetSat assigning certain agreements (hereinafter referred to as the "Customer Contracts") to SKYNET as specified in the termination agreement between SKYNET and NetSat; and

WHEREAS, SKYNET requires a guaranty of partial performance of one of the contracts assigned by NETSAT under the termination agreement between SKYNET and NETSAT and GSI has agreed to provide such a guaranty; and

WHEREAS, SKYNET and GSI desire to settle their dispute regarding the Corporate Guaranty.


NOW THEREFORE, in consideration of the above and the mutual covenants and agreements contained herein, GSI and SKYNET hereby agree as follows:


     1. GSI shall pay SKYNET, an amount equal to [***] as full and final settlement of any amounts which may be owed now or hereafter by GSI to SKYNET under the Corporate Guaranty. Said settlement shall be paid in the following manner: [***] to be paid immediately upon execution of this Agreement; and [***] payable within ten (10) days after the execution of this Agreement; and [***] payable upon receipt by NETSAT of

-------------------------------------------------------------------------------
                                                            Settlement Agreement
                                                                     Page 1 of 4
                                                                       25-Oct-02

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission payment from [***] for October-2002 services under the [***] Customer Contract assigned to SKYNET by NETSAT.

          Payments to be made pursuant to this Section 1 shall be made in immediately available U.S. dollars by electronic funds wire transfer as follows:

                  Wire Information:         [***]
                  Bank Name:                [***]
                  Bank Account:             [***]
                  Loral Account:            [***]

          To ensure accuracy, GSI should also include the Account number [***].

     2. Concurrently with the execution hereof, GSI and SKYNET shall enter into a separate agreement for satellite space segment services to be provided by SKYNET to GSI under terms as contained in Attachment 2 hereto, and an Amendment to the agreement between NetSat and SKYNET dated 29 November 2001, as amended, assigning to GSI said agreement.

     3.   [***]

          The indemnification provided in this paragraph 3 is subject to and expressly conditioned on the following:

          i. SKYNET shall notify GSI in writing of the nature of the claim as soon as practicable and, in any event, not more than ten days after SKYNET receives notice of the assertion of the claim; and

          ii. GSI may, in its sole and absolute discretion, elect to take over the defense of any claim and SKYNET shall provide GSI with all information requested concerning the claim or the defense of the claim and shall otherwise cooperate with GSI in GSI's defense of the claim; and


-------------------------------------------------------------------------------
                                                            Settlement Agreement
                                                                     Page 2 of 4
                                                                       25-Oct-02


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

          iii. In the event GSI does not elect to take over the defense of any claim, SKYNET shall defend the claim in the same manner that it would defend a similar, un-indemnified claim against SKYNET, and shall keep GSI informed of the status of the claim; and

          iv. SKYNET shall not consent to the entry of any judgment, enter into any settlement or pay any claim without first obtaining GSI's express written consent for such entry of judgment, settlement or payments. The indemnification provided in this paragraph 3 shall not be deemed a waiver or limitation of any right GSI may have in law or at equity to recover any damages or amounts, including damages or amounts resulting from this indemnification, from SKYNET due to SKYNET's breach of this Agreement or any other agreement between GSI and SKYNET.

     4.   [***]

     5. All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the United Nations Commission of International Trade Law (UNCITRAL Rules) by one or more arbitrators appointed in accordance with said Rules; where said rules require the appointment of an arbitrator by an independent organization, the Parties agree that such arbitrator shall be appointed by the American Arbitration Association. The arbitration shall take place in New York City, New York, USA, and shall be conducted in English. The arbitrator shall apply the substantive (not the conflicts) law of New York. The award shall be in United States dollars. Judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each Party shall bear its own expenses (including attorney's fees) and an equal share of the expenses of the arbitrator and the fees of the arbitration. Nothing in this Agreement shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation or arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to arbitrate.

     6.   General.

          a. A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.

          b. This Agreement shall be governed by and construed under the laws of the State of New York, USA, without giving effect to its conflict of law principles.

-------------------------------------------------------------------------------
                                                            Settlement Agreement
                                                                     Page 3 of 4
                                                                       25-Oct-02


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

          c. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

          d. The Parties acknowledge and agree that notwithstanding anything to the contrary contained in this Agreement, neither of them shall transfer or assign its rights and/or obligations under this Agreement to any third parties without the express written consent of the other, which consent shall not be unreasonably withheld, except for consent to the transfer or assignment of less than the whole of the rights and/or obligations under this Agreement, in which case it shall be reasonable for either Party to withhold its consent. Notwithstanding the previous sentence, SKYNET expressly shall have the right to assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation to a bank (but only SKYNET's right to payments hereunder may be assigned to a bank without GSI's consent), or in connection with the merger or acquisition of its satellite business.

          e. To facilitate execution, this Agreement may be executed in two identical counterparts; and the signature of each party shall appear on each counterpart. Either counterpart shall constitute an original, binding version of this Agreement. Facsimile signatures shall have the same legal effect as original signatures and this Agreement shall be binding upon the receipt of facsimile signature of each of the Parties. Notwithstanding the foregoing, each party shall deliver to the other a signed copy bearing the former's original signature within a reasonable period of time following execution of this Agreement.

     7. This Settlement Agreement, including the Attachment 2 hereto, constitutes the entire agreement between GSI and SKYNET relative to payments due now or hereafter under the Corporate Guaranty, and supercedes any other oral or written agreements, commitments or understandings that relate to the Corporate Guaranty. The terms of this Settlement Agreement are confidential and neither Party shall disclose the existence or terms of this Settlement Agreement without the prior written consent of the other, except to the limited extent that any such disclosure is required by applicable law, rule, or regulation, including any disclosure requirements imposed on publicly traded companies by the Securities and Exchange Commission.



IN WITNESS WHEREOF, the Parties hereto have entered into this Settlement Agreement as of the day and year first above written.


GLOBECOMM SYSTEMS INC.                      LORAL SKYNET, A DIVISION OF
                                            LORAL SPACECOM CORPORATION


SIGNATURE: /s/ David E. Hershberg           SIGNATURE: /s/ Eric Zahler
          ----------------------------                --------------------------
PRINTED NAME: David E. Hershberg            PRINTED NAME: Eric Zahler
             -------------------------                   -----------------------
TITLE:        CEO                           TITLE: President
      --------------------------------            ------------------------------
DATE:     25-Oct-2002                       DATE:  10/25/02
     ---------------------------------      ------------------------------------

-------------------------------------------------------------------------------
                                                            Settlement Agreement
                                                                     Page 4 of 4
                                                                       25-Oct-02

                        ATTACHMENT 1 - CORPORATE GUARANTY

                               CORPORATE GUARANTY
                               ------------------


         THIS GUARANTY is given by Globecomm Systems Inc., a Delaware corporation with an address at 45 Oser Avenue, Hauppauge, New York 11788 (hereinafter referred to as the "Guarantor") to and in favor of Loral Skynet, a Division of Loral SpaceCom Corporation, (hereinafter referred to as the "Secured Party"), as of the 28th day of June 2002.

         WHEREAS, the Secured Party and NetSat Express, Inc., a Delaware Corporation having its principal place of business at 45 Oser Avenue, Hauppauge, New York 11788 ("NetSat") are parties to that certain Agreement Concerning Skynet Space Segment Service dated 7-March-2000, as amended (the "Agreement");

         WHEREAS, NetSat is a wholly owned subsidiary of the Guarantor, and Guarantor has agreed to ensure the performance by NetSat of certain specified obligations under the Agreement;

         WHEREAS, under the Agreement, NetSat undertakes various obligations and responsibilities in favor of the Secured Party; and

         WHEREAS, Secured Party has agreed to enter into an amendment of the Agreement only upon execution and delivery of this Guaranty by the Guarantor;

         NOW, THEREFORE, in order to induce Secured Party to enter into the amendment of the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. GUARANTY. Guarantor hereby unconditionally, absolutely and irrevocably guaranties payment by NetSat of its obligations under the Agreement for West to East Capacity transponder 4(K1) and East to West Capacity transponder 2(K7) beginning from the date of this Guaranty and continuing through the end of the term of the Agreement (the "Obligations"). This guaranty is limited to the payments due under the Agreement for the transponders specifically listed herein and shall not be extended to any other obligations or payments due by NetSat under the Agreement. The Obligations guaranteed hereunder are as provided in Attachment 1 hereto.

         2. MODIFICATION OF OBLIGATIONS; EFFECT OF OTHER GUARANTY. The Guarantor consents that the Obligations may from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by Secured Party; that any security or other guaranty in addition to this Guaranty may be taken by Secured Party from the Guarantor or any other party in order to secure the payment or performance of the Obligations; and that any security or other guaranty taken by Secured Party from the Guarantor or any other party to secure the payment or performance of the Obligations or any right of setoff, may from time to time, in whole or in part, be exchanged, sold, waived, released, surrendered or otherwise dealt with by Secured Party; all without any notice to, further assent by, or loss of any right against, the Guarantor and without in any way

--------------------------------------------------------------------------------
Globecomm Systems Corporate Guaranty in favor of Loral Skynet        Page 1 of 5
affecting or releasing the liability of the Guarantor hereunder, except that, in the event any change results in an increase in the monthly recurring payments guaranteed hereunder or the total payments due guaranteed hereunder, such increase shall not be effective unless agreed to in writing by Guarantor. Secured Party shall not be liable for any failure to collect or realize upon or otherwise enforce its rights to payment or other discharge of the Obligations or any security or other guaranty taken therefore, or any part thereof, or for any delay in so doing, nor shall Secured Party be under any obligation to take any action whatsoever with regard thereto.

         4. NATURE OF LIABILITY. This Guaranty shall be a general, continuing, absolute, irrevocable and unconditional guaranty of performance and payment to the extent set forth herein, and not of collection, and nothing except the final payment, performance and/or discharge in full of the obligations guaranteed hereunder in accordance with the terms of the Agreement shall release Guarantor from its liability under this Guaranty. Secured Party may, in its sole and absolute discretion, proceed against Guarantor to enforce its rights hereunder without being obligated to first or concurrently proceed against any other party or under the Agreement.

         5. REINSTATEMENT OF GUARANTY. This Guaranty shall continue to be effective or be reinstated, as the case may be, with respect to Guarantor, if at any time payment or performance, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency or bankruptcy of NetSat or any other party liable for any of the Obligations, or upon or as a result of the appointment of a custodian, receiver, intervener or conservator for NetSat, such other party, or any substantial part of the property of NetSat or such other party, or otherwise, all as though payment or performance had not been made.

         6. NO WAIVER BY SECURED PARTY OF RIGHTS AND POWERS. No failure on the part of Secured Party to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right or power hereunder preclude any other further exercise thereof or of any other right or power.

         7. REPRESENTATIONS OF GUARANTOR. Acknowledging Secured Party's reliance on all of the Guarantor's covenants, representations and warranties contained in this Guaranty, the Guarantor represents and warrants to Secured Party, that:

              (a) Guarantor has full right, power and authority to execute, deliver and perform this Guaranty, including all necessary approvals of its Board of Directors;

              (b) this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

              (c) there is no material default under, or provision to which Guarantor is subject that materially adversely affects its financial condition contained in, any indenture, instrument or agreement to which Guarantor is a party or is otherwise bound, or under or contained in any order, regulation, ruling or requirement of a court or public body or authority by which Guarantor is bound; and

--------------------------------------------------------------------------------
Globecomm Systems Corporate Guaranty in favor of Loral Skynet        Page 2 of 5

              (d) the execution, delivery and performance of this Guaranty does not and will not violate any provision of law, or conflict with, or result in a breach of, any agreement to which Guarantor is a party or by which Guarantor is bound, and does not and will not result in the creation or imposition of any lien upon any assets or property of Guarantor.

         8. COVENANTS OF GUARANTOR. The Guarantor covenants to Secured Party that from the date of this Guaranty until all of the Obligations are paid, performed or discharged in full, Guarantor will:

              (a) take such further action as may reasonably be requested by Secured Party to effect the purposes and intent of the Agreement including, without limitation, the execution and delivery of any further instruments, certificates and documents as may be reasonably requested by Secured Party for the purposes of carrying out the terms and conditions and reflecting the intention of and transactions contemplated by this Guaranty; and

              (b) upon the occurrence of a material adverse change in the financial condition of the Guarantor or any of its assets or property, give prompt notice of such occurrence to the Secured Party.

         9. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. This Guaranty has been executed, delivered and accepted at Suffolk County, New York, and shall be interpreted, construed and performed, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York, without regard to its choice of law principles.

         10. ENTIRE AGREEMENT; AMENDMENTS; SEVERABILITY. This Guaranty constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment, waiver, discharge or termination of this Guaranty shall be effective except by an instrument in writing duly signed by the Guarantor. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty should be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidation, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The parties intend that the terms of this Guaranty shall be enforced to the greatest extent permitted by applicable law.

         11. BINDING EFFECT. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Secured Party, its successors, transferees and assigns.

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, covenants, representations and warranties of the Guarantor contained herein or made in writing by the Guarantor in connection with the transactions contemplated by Agreement shall survive the execution and delivery of this Guaranty and any investigation at any time made by the parties hereto.

--------------------------------------------------------------------------------
Globecomm Systems Corporate Guaranty in favor of Loral Skynet        Page 3 of 5

         13. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, express, certified or registered mail, return receipt requested, with postage prepaid, or sent by a nationally recognized overnight courier service that regularly maintains records of items picked up and delivered, as follows:


              If to Guarantor:          Globecomm Systems Inc.
                                        45 Oser Ave
                                        Hauppauge, New York 11788
                                        Attention: Director of Contracts

              If to Secured Party:      Loral Skynet
                                        500 Hills Drive
                                        Bedminster, NJ 07921
                                        Attention: Dan Zaffarese, Senior
                                                   Contract Manager


or to such other person or address as the parties shall furnish to each other in writing. Notices delivered personally shall be deemed communicated as of the date of actual receipt, mailed notices shall be deemed communicated as of the date two (2) days after mailing.

         14. HEADINGS. The headings of the sections of this Guaranty are inserted for convenience only and shall not constitute a part or affect in any way the meaning or interpretation of this Guaranty.

         15. REMEDIES CUMULATIVE. The remedies provided for herein shall be cumulative and shall not preclude assertion by Secured Party of any other rights or the seeking of any other remedies against Guarantor or any other party.

         16. COUNTERPARTS. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. This Guaranty may be delivered by facsimile or similar electronic means and such copies shall have the same legal effect as original signatures.

         IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty as of the date first above written.


GIVEN BY:                               ACCEPTED BY:
GLOBECOMM SYSTEMS INC.                  LORAL SYNET, A DIVISION OF
                                        LORAL SPACECOM CORPORATION

SIGNATURE: /s/ Julia Hanft              SIGNATURE: /s/ Ted Corus
          -------------------------               ------------------------------
PRINTED NAME: Julia Hanft               PRINTED NAME: Ted Corus
             ----------------------                  ---------------------------
TITLE: Director of Contracts            DATE: 7/17/02
      -----------------------------          -----------------------------------

--------------------------------------------------------------------------------
Globecomm Systems Corporate Guaranty in favor of Loral Skynet        Page 4 of 5

                               CORPORATE GUARANTY
                            IN FAVOR OF LORAL SKYNET

                                  ATTACHMENT 1
      PAYMENTS OF NETSAT EXPRESS, INC. GUARANTEED BY GLOBECOMM SYSTEMS INC.


In accordance with paragraph 1 of this Guaranty, the following are the sole payments of NetSat Express, Inc. guaranteed by Globecomm Systems Inc. hereunder:

                                                                                     Monthly Rate
Transponder           Service                  Satellite        Term                 Per Transponder
----------------------------------------------------------------------------------------------------


                                                [***]





--------------------------------------------------------------------------------
Globecomm Systems Corporate Guaranty in favor of Loral Skynet        Page 5 of 5


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

                  ATTACHMENT 2 - AGREEMENT BETWEEN GSI & SKYNET

                                                             Service Description
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       25-Oct-02
                                                                     Page 1 of 4


                                AGREEMENT BETWEEN
                             GLOBECOMM SYSTEMS INC.
                                       AND
                                 LORAL SKYNET(R)
                     CONCERNING SKYNET SPACE SEGMENT SERVICE


This Agreement is made this on _________________ by and between Globecomm Systems Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary place of business at 45 Oser Avenue, Hauppauge, New York 11788 (hereinafter referred to as "CUSTOMER" which expression shall include its successors and permitted assigns) and Loral Skynet(R), a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereafter referred to as "Loral Skynet" or "SKYNET"), which expression shall include its successors and permitted assigns); each of them referred to individually as a "Party" and collectively as the "Parties".

                                   WITNESSETH:

WHEREAS, SKYNET has satellite capacity available for the purpose of providing such capacity to customers; and

WHEREAS, CUSTOMER desires to obtain transponder capacity service on the Telstar 6 and Telstar 12 Satellites to be used for satellite transmission service.

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:


1. SKYNET SERVICES

   1.1 SKYNET offers and CUSTOMER hereby orders SKYNET transponder service consisting of service on one (1) 27 MHz 100 Watt Ku-Band Non-Preemptible transponder on Telstar 6 and one (1) 54 MHz 125 Watt Ku-Band transponder in the West-East direction on Telstar 12, for a term of service as indicated in Section 2 ("RATES AND TERM OF SERVICE"). Such service is composed of bare transponder capacity, with intrasatellite and intersatellite transponder management including Tracking, Telemetry and Control (TT&C) and maintenance of the satellite(s) used to provide the transponder (or space segment) capacity and protection as ordered by CUSTOMER ("the Service").

   1.2 The Service is furnished to CUSTOMER subject to the Agreement which consists of this Service Description and the following documents attached hereto and incorporated herein by reference:

        (a) General Terms and Conditions, Globecomm Systems Inc./Telstar 6 & 12
        (b) Exhibit A - Circuit Parameters
        (c) Exhibit B - Satellite Access Procedures

                                                             Service Description
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       25-Oct-02
                                                                     Page 2 of 4


2. RATES AND TERM OF SERVICE

CUSTOMER shall pay a monthly rate for the Service, as set forth in Paragraph 2 of the General Terms and Conditions and the following table:

                                                                              Monthly Rate
Satellite     Transponder      Service                Term                    Per Transponder
---------     -----------      -------                ----                    ---------------


                                          [***]



3. SECURITY PAYMENT

CUSTOMER shall provide security deposits in accordance with the following schedule:

[***]

4. [***]



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

                                                             Service Description
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       25-Oct-02
                                                                     Page 3 of 4


5. WIRE TRANSFER INSTRUCTIONS

All payments shall be made in immediately available U.S. dollars by electronic funds wire transfer as follows, except as SKYNET may otherwise designate in writing:

         Wire Information:          [***]
         Bank Name:                 [***]
         Bank Account:              [***]
         Loral Account:             [***]

To ensure accuracy, Customer should also include its SKYNET Account number and the invoice number for which payment is being made.


6. TRANSPONDER LOADING

The monthly rate as set forth in Paragraph 2 ("RATES AND TERM OF SERVICE") for the Service includes intrasatellite and intersatellite transponder management for the uplink of carriers within power and bandwidth constraints per transponder, subject to intrasatellite and intersatellite coordination, for the CUSTOMER's initial loading plan ("Initial Loading Plan"). Any changes to such Initial Loading Plan shall be subject to the provisions of Paragraph 8 ("USE OF THE SERVICE") of the General Terms and Conditions.


7. NOTICES

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

              If to CUSTOMER:      Globecomm Systems Inc.
                                   Attn: Julia Hanft, Director of Contracts
                                   45 Oser Avenue
                                   Hauppauge, NY 11788
                                   Phone: 631-457-1144
                                   Fax: 631-231-9223

              Billing Contact:     Globecomm Systems Inc.
                                   Attn: Andrew C. Melfi, CFO
                                   45 Oser Avenue
                                   Hauppauge, NY  11788
                                   Phone: 631-457-1131
                                   Fax: 631-231-1557



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

                                                            Service Description
                                        Globecomm Systems Inc. / Telstar 6 & 12
                                                                      25-Oct-02
                                                                    Page 4 of 4

              If to SKYNET         LORAL SKYNET
                                   Attn: R. Mortellaro, Marketing & Sales Vice
                                   President
                                   500 Hills Drive, Room 3D09
                                   Bedminster, NJ 07921
                                   Phone: 908-470-2322
                                   Fax: 908-470-2459

              Copy to:             LORAL SKYNET
                                   Attn: Dan Zaffarese, Senior Contract Manager
                                   500 Hills Drive, Room 3D09
                                   Bedminster, NJ 07921
                                   Phone: 908-470-2352
                                   Fax: 908-470-2599


Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be delivered, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee named above as to each party, with the signed messenger receipt, return receipt, or the delivery receipt being deemed conclusive evidence of such delivery.


8. ENTIRE AGREEMENT

This Agreement along with matters incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except that if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the right to terminate the Agreement without liability to the other.


IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.

GLOBECOMM SYSTEMS INC.                     LORAL SKYNET, A DIVISION OF LORAL
                                           SPACECOM CORPORATION


Signature:                                 Signature:
          -------------------------                  ---------------------------
Printed Name:                              Printed Name:
             ----------------------                     ------------------------
Title:                                     Title:
      -----------------------------              -------------------------------
Date:                                      Date:
     ------------------------------             --------------------------------

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 1 of 12


                                     GENERAL
                              TERMS AND CONDITIONS
                                     OF THE
                                AGREEMENT BETWEEN
                                    CUSTOMER
                                       AND
                                  LORAL SKYNET
                          CONCERNING SKYNET(R) CAPACITY


1. WARRANTY EXCLUSIONS

         SKYNET WARRANTS TO CUSTOMER THAT SKYNET WILL PERFORM THE SERVICES DEFINED HEREIN IN ACCORDANCE WITH GENERALLY ACCEPTED INDUSTRY STANDARDS AND IN ACCORDANCE WITH THE CIRCUIT PARAMETERS ATTACHED HERETO AS EXHIBIT A. SUBJECT TO THE ABOVE, SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE PERFORMANCE OF THE SERVICE, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


2.   PAYMENT OF CHARGES

         A monthly charge applies each month or fraction thereof that Service is furnished. Monthly charges start on the first day the Service begins pursuant to
Section 1 ("SKYNET SERVICES") of the Service Description. Charges accrue through and include the day that the Service is discontinued. When the billing date and the date that the Service is started, changed, or discontinued do not coincide, the charges will be adjusted to reflect the fractional part of the month involved. Any day or part thereof in which Service is provided shall be considered a full day. Any Service provided in a day (beginning and ending as determined by Greenwich Mean Time ("GMT")) shall be considered to have been rendered for a full day. Partial monthly billing is based on the actual number of days in each month. Monthly charges will be billed during the first week of each month in which service is being provided; payment is due on or before the first day of the following month, as specified on the bill. Service may be discontinued for nonpayment of bill ten (10) days beyond notice of payment past due. All payments by CUSTOMER to SKYNET hereunder shall be made in U.S. dollars; shall be deemed to be made upon receipt of collected funds by SKYNET; and shall be made via bank wire transfer to the bank account designated by SKYNET in
Section 4 of the Service Description. Any and all transfer, exchange or similar fees associated with the payment of the bill are the responsibility of CUSTOMER.

       2.1 SECURITY PAYMENT

         To safeguard its interests, SKYNET requires Customers to remit a security deposit. The amount of the security deposit and the date due are as specified in Section 3 of the Service Description ("SECURITY PAYMENT"). Failure to remit such required security payment in a timely manner shall be considered a material breach of this Agreement. Such deposit will be held as a guarantee for the payment of any or all charges due hereunder. This security deposit does not relieve the Customer of the responsibility for the prompt payment of bills upon presentation. The security deposit will be held by SKYNET and applied to the Customer's final bill(s). All of the security deposit amount in excess of the last billed amounts will be refunded to the Customer upon the expiration or earlier termination of this Agreement.


3. INTEREST ON LATE PAYMENTS

         In the event any payment is not received from CUSTOMER on the due date therefore, SKYNET reserves the right to add interest on the late payments at the rate of eighteen percent (18%) per annum, or the highest legally permissible rate of interest, whichever is lower, and all interest or discounting shall be compounded on a monthly basis. Such late payments, including interest, shall be payable with the amount due and calculated from the date payment was due until the date it is received by SKYNET. SKYNET shall provide separate invoices for any interest charged, or shall detail interest as a separate line item on invoices for services.


4. TAXES

       4.1   Other than for taxes on SKYNET's net income,

LORAL is a registered trademark of Loral Space and Communications
Corporation/Ltd.
SKYNET and its logo are registered trademarks of Loral SpaceCom
Corporation.

                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 2 of 12


             CUSTOMER agrees to pay all applicable use, excise, sales, privilege, gross receipts, Universal Service Fund assessments, use and transfer taxes, similar taxes, duties, imposts, levies, value-added taxes, fees, assessments (including government and/or signatory "mark-up" on service(s)) or similar liabilities however denominated, ("Taxes") that are or may be directly levied by any applicable government authority on account of the Service or payments made under this Agreement, on or after the consummation of this Agreement. Taxes are not included in the charges for service and will be separately stated on CUSTOMER's invoice or statement of account. CUSTOMER may in good faith and by appropriate legal proceedings contest the validity, applicability or amount of any Taxes assessed or levied under the foregoing provisions, and SKYNET agrees to cooperate with CUSTOMER in any such contest and will permit CUSTOMER to contest the same, at CUSTOMER's cost and expense. Should SKYNET pay or be required to pay these Taxes, CUSTOMER shall promptly reimburse SKYNET for such payments upon receipt of an invoice from SKYNET.

       4.2 Notwithstanding anything to the contrary contained in this Agreement, the nonpayment of any such contested Taxes by CUSTOMER in connection with such contest shall not be deemed a default hereunder until final determination (including appeals) in such contest and expiration of any date established for filing an appeal therein, except that it shall be a default if SKYNET has been required to pay such Taxes and CUSTOMER does not promptly reimburse SKYNET as set forth in 4.1 above. In the event CUSTOMER initiates or directs SKYNET to initiate any contest of the TAXES, CUSTOMER agrees to indemnify SKYNET for any interest or penalty assessed on Taxes finally adjudged to be due and owing by the appropriate local, state, national or federal tax authority.


5. NON-PREEMPTIBLE SERVICE

         "Non-Preemptible" Service is not protected in the event of Failure as defined in Section 6 ("SERVICE INTERRUPTION OR FAILURE") hereof. In the event any non-protected Service provided hereunder becomes a Failure as defined in
Section 6 ("SERVICE INTERRUPTION OR FAILURE"), SKYNET may, in its sole discretion, attempt to restore Service on the satellite. If SKYNET is unable to restore Service on the satellite at the time of such failure, then SKYNET may, in its sole discretion, offer to restore the Service on an available transponder of the same frequency band, having the same bandwidth and the same or different power as the failed transponder, on the same satellite or on another SKYNET satellite then in orbit. However, if SKYNET offers to restore the affected Service on a satellite other than the satellite on which the failed Service was provided, then CUSTOMER may reject Service on such other satellite with notice to SKYNET within twenty four (24) hours of SKYNET having offered such Service to CUSTOMER. If SKYNET does not restore or attempt to restore Service, or CUSTOMER rejects such restoration, the Failed Service will terminate as of the moment of the Failure pursuant to Section 19.3 hereof


6. SERVICE INTERRUPTION OR FAILURE

       6.1 Interruption - for the purpose of this Agreement an interruption ("Interruption") shall be defined as any period during which the Service fails to meet the circuit parameters set forth in Exhibit A ("CIRCUIT PARAMETERS") attached hereto and incorporated by reference, as measured by SKYNET at its applicable earth station, such that the Service is unavailable for its intended commercial purpose

       6.2 Failure - for the purpose of this Agreement a failure ("Failure") shall be defined as any of the following:

         a) the inability, for any period of sixty (60) consecutive minutes, to pass signals through a transponder when it is illuminated with any authorized transmitted carrier, or
         b) an Interruption for any period of twenty four (24) consecutive hours, or
         c) ten (10) or more Interruptions of at least one (1) minute or longer per occurrence within any period of thirty (30) consecutive days.

         For purposes of this Section 6 ("SERVICE INTERRUPTION OR FAILURE"), measurement of periods of Interruption or Failure shall commence only upon CUSTOMER's written or verbal notification to SKYNET's applicable earth station and CUSTOMER having vacated its signal from the affected transponder to permit SKYNET's verification of the existence of the Interruption or Failure or at the time identified by SKYNET in any notice it provides to CUSTOMER.

       6.3   The following shall not constitute an Interruption or Failure:

         (i)   Service Testing - As described in Section 7.1 herein.


                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 3 of 12

         (ii)  Emergency Testing - As described in Section 7.2 herein.

         (iii) The inability to provide the Service due to a Force Majeure condition as described in Section 9.5, hereof.


7. TESTING

       7.1 Service Testing - SKYNET may perform service testing by providing a minimum of forty-eight (48) hours prior notice to CUSTOMER and after making reasonable efforts to coordinate such testing with CUSTOMER to minimize disruption of CUSTOMER's use of the Service. SKYNET shall limit such testing to circumstances in which testing is necessary to maintain or initiate new service on the Serving Satellite, to properly coordinate with other satellite users or operators, or to otherwise prudently manage its satellites while minimizing Service Testing to the greatest extent possible;

       7.2 Emergency Testing - SKYNET may, at its sole discretion, perform Emergency Testing after providing CUSTOMER as much notice as is reasonably possible under the circumstances, and only for the purpose of restoring, or determining the cause of a failure of a component or subsystem on the Serving Satellite, in response to an order of a court with valid jurisdiction or the FCC, to determine the cause or source of interference, and/or to protect the overall satellite performance.


8. USE OF THE SERVICE

         The monthly rate as set forth in Section 2 ("RATES AND TERM OF SERVICE") of the Service Description includes management for the uplink of carriers to the transponder(s) provided hereunder for CUSTOMER's initial loading plan ("Initial Loading Plan"). If CUSTOMER desires to transmit to any transponder in any manner different ("Different Loading Plan") than its Initial Loading Plan, then the following shall apply:

         (i) If the Different Loading Plan involves Digital Carriers, then CUSTOMER shall provide the Different Loading Plan to SKYNET, no later than fourteen (14) days prior to the start date of such Different Loading Plan, identifying its characteristics. In the event that SKYNET is required to perform any maintenance or troubleshooting activity involving the affected Service, CUSTOMER must furnish the Different Loading Plan on demand, and

         (ii) If the Different Loading Plan involves the addition of or changes to an FM Television Carrier or any Other Type Of Carrier, then CUSTOMER shall provide a written request to SKYNET, no less than sixty (60) days prior to the desired start date of such Different Loading Plan, identifying the characteristics, and the desired start date of such Different Loading Plan. SKYNET shall coordinate such proposed Different Loading Plan to determine if its use could reasonably be expected to result in either intrasatellite or intersatellite interference, and, based on the results of such coordination, SKYNET shall either authorize or reject, the use of such proposed Different Loading Plan, in a timely fashion, in writing to CUSTOMER. Such authorization shall not be unreasonably withheld.

         (iii) Notwithstanding anything in this Agreement to the contrary, CUSTOMER may obtain SKYNET's authorization for more than one Different Loading Plan for any transponder provided hereunder, for any period of time, during the term of this Agreement.

         (iv) In the event that CUSTOMER uplinks to any transponder in any manner different from that authorized by SKYNET ("Unauthorized Loading Plan") pursuant to either its Initial Loading Plan or any other authorized Different Loading Plan for the affected transponder, whether analog or digital, SKYNET may, in its sole discretion, require CUSTOMER to discontinue the use of such Unauthorized Loading Plan until such time as SKYNET authorizes the use of such uplink such that it becomes a Different Loading Plan pursuant to the provisions of this Agreement, including by way of illustration and not of limitation, Section 8 hereof ("USE OF THE SERVICE").


9. LIMITATION OF LIABILITY

       9.1 WITH RESPECT TO ANY CLAIM OR SUIT, BY CUSTOMER OR BY ANY OTHERS, FOR DAMAGES ASSOCIATED WITH THE INSTALLATION, PROVISION, TERMINATION, MAINTENANCE, REPAIR OR RESTORATION OF SERVICE, AND SUBJECT TO SECTIONS 9.2. AND 9.5. FOLLOWING, SKYNET'S LIABILITY, IF ANY, SHALL NOT EXCEED AN AMOUNT EQUAL TO THE PROPORTIONATE CHARGE PROVIDED FOR

                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 4 of 12


             UNDER THIS AGREEMENT FOR THE SERVICE FOR THE PERIOD DURING WHICH THE SERVICE WAS AFFECTED, BUT IN NO CASE SHALL EXCEED $100,000.00. THIS LIABILITY FOR DAMAGES SHALL BE IN ADDITION TO ANY AMOUNTS THAT MAY OTHERWISE BE DUE CUSTOMER UNDER THIS AGREEMENT AS A CREDIT ALLOWANCE FOR INTERRUPTIONS DESCRIBED HEREIN.

       9.2 SKYNET IS NOT LIABLE FOR DAMAGES ASSOCIATED WITH SERVICE, CHANNELS, OR EQUIPMENT, THAT IT DOES NOT FURNISH.

       9.3 SKYNET, ITS PARENT, THEIR SUBSIDIARIES AND AFFILIATES, AND THE DIRECTORS, EMPLOYEES, AGENTS AND SUBCONTRACTORS OF ALL OF THEM, SHALL BE INDEMNIFIED, DEFENDED, AND HELD HARMLESS BY CUSTOMER AGAINST ALL CLAIMS, LOSSES, OR DAMAGES RESULTING FROM THE USE OF SERVICES FURNISHED PURSUANT TO THIS AGREEMENT, INVOLVING:

             9.3.1. CLAIMS FOR LIBEL, SLANDER, INVASION OF PRIVACY, INFRINGEMENT OF COPYRIGHT, OR ANY CLAIM BASED ON THE CONTENT OF ANY TRANSMISSION ARISING FROM ANY COMMUNICATION;

             9.3.2. CLAIMS FOR PATENT INFRINGEMENT ARISING FROM COMBINING OR USING THE SERVICE FURNISHED BY SKYNET IN CONNECTION WITH FACILITIES OR EQUIPMENT FURNISHED BY OTHERS; OR

             9.3.3. ALL OTHER CLAIMS ARISING OUT OF ANY ACT OR OMISSION OF OTHERS RELATING TO SERVICES PROVIDED PURSUANT TO THIS AGREEMENT.

       9.4 NO LICENSE UNDER PATENTS (OTHER THAN THE LIMITED LICENSE TO USE) IS GRANTED BY SKYNET OR SHALL BE IMPLIED OR ARISE BY ESTOPPEL, WITH RESPECT TO ANY SERVICE OFFERED UNDER THIS AGREEMENT. SKYNET WILL DEFEND CUSTOMER AGAINST CLAIMS OF PATENT INFRINGEMENT ARISING SOLELY FROM THE USE BY CUSTOMER OF SERVICES OFFERED UNDER THIS AGREEMENT AND WILL INDEMNIFY CUSTOMER FOR ANY DAMAGES AWARDED BASED SOLELY ON SUCH CLAIMS.

       9.5 SKYNET SHALL NOT BE LIABLE FOR SERVICE INTERRUPTIONS RESULTING FROM ANY CAUSES BEYOND ITS REASONABLE CONTROL, INCLUDING, BUT NOT LIMITED TO, ACTS OF GOD, FIRE, FLOOD, ADVERSE WEATHER CONDITIONS, METEOROLOGICAL OR ATMOSPHERIC OCCURRENCES OR DISTURBANCES (INCLUDING, BUT NOT LIMITED TO, SUN OUTAGES) OR OTHER NATURAL EVENTS, AN IRREPARABLE SATELLITE COMPONENT FAILURE, REGARDLESS OF THE CAUSE(S) OF SUCH FAILURE, EXTERNALLY-CAUSED INTERFERENCE, ACTS OF GOVERNMENT (INCLUDING, BUT NOT LIMITED TO, ANY LAW, RULE, ORDER, REGULATION OR DIRECTION OF THE UNITED STATES GOVERNMENT OR OF ANY OTHER GOVERNMENT, OR OF ANY INSTRUMENTALITY THEREOF, OR OF ANY CIVIL OR MILITARY AUTHORITY); NATIONAL EMERGENCIES; INSURRECTIONS; RIOTS; ACTS OF WAR; CIVIL DISORDER; QUARANTINE RESTRICTIONS; EMBARGOES, STRIKES, LOCKOUTS, WORK STOPPAGES, LABOR DIFFICULTIES, OR ACTS OR OMISSIONS OF CUSTOMER OR ITS EMPLOYEES, AGENTS OR CONTRACTORS. EACH SUCH EVENT SHALL CONSTITUTE A FORCE MAJEURE.

             IN THE EVENT OF AN INTERRUPTION OR FAILURE AS DEFINED IN SECTION 6 HEREOF ("SERVICE INTERRUPTION OR FAILURE") THAT WOULD OTHERWISE QUALIFY FOR A CREDIT ALLOWANCE (AS DEFINED IN SECTION 11, HEREOF "CREDIT ALLOWANCE") BUT FOR THE FACT THAT SUCH INTERRUPTION OR FAILURE RESULTED FROM A FORCE MAJEURE, SKYNET'S OBLIGATION TO PROVIDE THE SERVICE AND CUSTOMER'S OBLIGATION TO PAY FOR THE SERVICE NOT YET PROVIDED WILL BE SUSPENDED UNTIL (I) THE SERVICE IS RESTORED; (II) SKYNET OFFERS TO PROVIDE ALTERNATIVE SERVICE THAT COMPLIES WITH THE CIRCUIT PARAMETERS, OR (III) UNTIL 30 DAYS HAVE ELAPSED, WHICHEVER IS LESS. IF WITHIN SUCH THIRTY (30) DAY PERIOD SKYNET IS ABLE TO EFFECT (I) OR (II) ABOVE, THE PARTIES' RESPECTIVE OBLIGATIONS HEREUNDER SHALL BE REINSTATED FOR THE REMAINDER OF THE TERM OF THIS AGREEMENT. IF SERVICE IS NOT REINSTATED AT THE END OF SUCH 30-DAY PERIOD, EITHER PARTY MAY TERMINATE THIS AGREEMENT BY PROVIDING WRITTEN NOTICE THEREOF.

       9.6   NOTWITHSTANDING ANYTHING TO THE


                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 5 of 12


             CONTRARY, SKYNET SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT SKYNET HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10. LAUNCH SERVICES

         To the extent required by the launch services provider for launch services provided in connection with the launch of any satellite(s) contemplated by this Agreement, CUSTOMER shall have no right of action against the launch services contractor, other third party customers of the launch services contractor or their respective associates, for any loss or damage including, but not limited to, damage for bodily harm (including death) and damage to property suffered by CUSTOMER resulting from the performance of the launch services agreement by such parties. CUSTOMER further irrevocably agrees to a no-fault, no subrogation waiver of liability, and waives the right to make any claim or to instigate any judicial proceeding in connection with such claim, against the launch services contractor or their associates, in each case for any such damage suffered by CUSTOMER resulting from the performance of the launch services agreement by such parties. In the event that one or more associates of CUSTOMER (in their capacities as such) shall proceed against the launch services contractor, the third party customers or their associates as a result of any such damage suffered by CUSTOMER and caused by the launch services contractor, the third party customers or their associates resulting from the performance of the launch services agreement by such parties, CUSTOMER shall indemnify, hold harmless, dispose of any such claim and defend, when not contrary to the governing rules of procedures where the action takes place, the launch services contractor, such third party customers and their associates from any loss, damage, liability or expense, including reasonable attorney's fees, on account of such damage, injury or death, and shall pay all expenses and satisfy all judgments that may be incurred by or rendered against said indemnities in connection with such proceeding. As used herein, (i) the term "associates" means, with respect to any person, individuals or legal entities which act, directly or indirectly, on behalf of or at the direction of such person to fulfill the obligations of such person, including such person's employees, suppliers and subcontractors (when so acting) and (ii) the term "third party customers" means other customers of the launch services contractor that use the launch services contractor's launch services for the same launch.

11. CREDIT ALLOWANCES

       11.1 Credit allowances, may be given to CUSTOMER for Interruptions and/or Failures as defined in Section 6 ("SERVICE INTERRUPTION OR FAILURE") above. These credit allowances will be applied against future payments or in the event of such Interruption or Failure during the final month of Service will result in a refund equal to the amount of the credit allowance. An Interruption or Failure period begins when CUSTOMER reports the service to be Interrupted or Failed and releases the affected Service for testing and repair or at the time identified by SKYNET in any notice it provides to CUSTOMER. An Interruption or Failure period ends when the Service is operative. If CUSTOMER reports a Service to be Interrupted or Failed but declines to release it for testing and repair, it is considered to be impaired, but not Interrupted or Failed. For calculation of such credit allowance each month is considered to have thirty (30) days. Credit allowances are given for each incidence of Interruption or Failure of more than thirty (30) minutes and are given in one-minute increments. Specific one minute Credit Allowances will be calculated based on the monthly charge for the affected Service. Credit Allowances will not be given for Interruptions or Failures that are a result of any of the following reasons:

             (a) Interruptions or Failures caused by the action or failure to act of CUSTOMER or others authorized by CUSTOMER to use the affected Service, not pursuant to the directions of SKYNET.

             (b) Interruptions or Failures during periods when CUSTOMER elects not to release the affected Service for testing.

             (c) Interruptions or Failures due to the effects of sun transit on receiving earth stations.

             (d) The inability to pass signals through a transponder due to a Force Majeure condition as described in Section 9.5 hereof.

       11.2 SKYNET shall have the right to charge CUSTOMER for work carried out by SKYNET to locate, rectify and/or repair any fault(s) (i) not directly caused by any SKYNET provided Service, channel or equipment, (ii) if such fault(s) result from CUSTOMER's willful act, fault, or negligence, or (iii) if such fault(s) result from CUSTOMER's failure to comply with its obligations hereunder. In any such case as described in this Section 11.2, notwithstanding anything herein to the contrary, Credit Allowances will not be given.

12. CONTENT OF TRANSMISSIONS

         CUSTOMER is solely responsible for the content of transmissions using the Service.

                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 6 of 12


13. SCRAMBLING

         Prior to commencing use of the Service provided under this Agreement, CUSTOMER, at its expense, shall provide SKYNET with any unscrambling devices that may be required for signal monitoring. CUSTOMER shall not use, or allow the use of, the Service provided hereunder for distribution of program material of a sexual or adult-oriented nature, to television viewers unless the programming is scrambled such that television viewers can receive the programming only through the use of an unscrambler authorized by CUSTOMER or CUSTOMER's authorized agent.


14. REFUSAL OF SERVICE

         SKYNET may terminate, prevent or restrict any communications using the Service as a means of transmission if such actions (a) are undertaken at the direction of a governmental agency with jurisdiction, including the Commission; or (b) are taken subsequent to the institution against SKYNET, CUSTOMER or any permitted assignees, any legal entity affiliated with any of them, or any of the directors, officers, agents or employees of the parties, permitted assignees or their affiliates, of criminal or administrative proceedings or investigations based upon the content of such communications, other than civil proceedings. SKYNET shall coordinate with CUSTOMER in good faith to assist in the resolution, if possible, of any such matters and will not terminate, prevent or restrict CUSTOMER's transmissions pursuant to this Paragraph if, upon notification by SKYNET of the institution of such proceedings, CUSTOMER is able to satisfy SKYNET, subject to SKYNET's sole and reasonable discretion, that (c) within forty-eight (48) hours the aforementioned proceedings have been or will be resolved to SKYNET's satisfaction; or (d) the relevant transmissions will terminate in the relevant jurisdiction and that they will not re-occur in the relevant jurisdiction. Nothing in this Paragraph shall affect any other term or condition hereof, including, without limitation, any obligation under Paragraph 9 hereof.


15. ASSIGNMENT/RESALE

   15.1  ASSIGNMENT

         CUSTOMER acknowledges and agrees that notwithstanding anything to the contrary contained in this Agreement, CUSTOMER shall not transfer or assign its rights and/or obligations under this Agreement to any third parties without SKYNET's consent, which shall not be unreasonably withheld, except for consent to the transfer or assignment of less than the whole of CUSTOMER's rights and/or obligations under this Agreement, in which case it shall be reasonable for SKYNET to withhold its consent. SKYNET expressly shall have the right to assign this Agreement including its rights, duties and obligations hereunder, to its parent corporation or any present or future affiliate or subsidiary of SKYNET, to a bank, or in connection with the merger or acquisition of its satellite business.

   15.2 RESALE

         For as long as this Agreement is not assigned, the following applies:

         To the extent not otherwise prohibited by rule, regulation or law, in the event CUSTOMER desires to resell all or any part of the Service to a third party, CUSTOMER is approved to do. CUSTOMER shall be solely responsible for any permitted resale and shall indemnify and hold SKYNET harmless for any claim or liability for damages made by any third party in connection with such resale.

         If this Agreement is assigned to any party other than a successor in interest or present or future affiliate or subsidiary of CUSTOMER, the following applies:

         To the extent not otherwise prohibited by rule, regulation or law, in the event CUSTOMER desires to resell all or any part of the Service to a third party, CUSTOMER shall notify SKYNET in writing no less than thirty (30) days prior to the scheduled date of such resale, that it has an agreement to permit a third party to use all or any part of the Service. SKYNET shall notify CUSTOMER in writing within fifteen 15 days of receipt of the aforementioned notification, advising CUSTOMER of SKYNET's decision to either allow the resale to such third party, or not to allow the resale. CUSTOMER shall be solely responsible for any permitted resale and shall indemnify and hold SKYNET harmless for any claim or liability for damages made by any third party in connection with such resale.


16. NON-INTERFERENCE

         CUSTOMER's radio transmissions (and those of its uplinking agents) to the satellite shall comply, in all material respects, with all governmental (whether national, international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively "Laws") applicable to it regarding the operation of the satellite, transponder, space segment, and any backup satellite, transponder or space segments to which CUSTOMER is given


                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 7 of 12


access pursuant to this Agreement. CUSTOMER shall not interfere with the use of any other satellite, transponder or space segment or cause physical harm to the satellite, transponder or any backup satellite, transponder or space segment to which CUSTOMER is given access pursuant to this Agreement, or any other satellite, transponder or space segment. Further, CUSTOMER will coordinate with (and will require its uplinking agents to coordinate with) SKYNET, in accordance with procedures reasonably established by SKYNET and uniformly applied to all users of satellites, transponders and / or space segments, its transmissions to the satellite, so as to minimize adjacent transponder, space segment and adjacent satellite interference. For purposes of this Section 16, interference shall also mean acts or omissions that cause a Service to fail to meet its Circuit Parameters. Without limiting the generality of the foregoing, CUSTOMER (and its uplinking agents) shall comply with all U.S. Federal Communications Commission ("FCC") rules and regulations regarding use of automatic transmitter identification systems (ATIS).


17. IMPROPER ILLUMINATION

         SKYNET transmission parameters are as set forth in Exhibit B ("SATELLITE ACCESS PROCEDURES"), attached hereto and incorporated by reference. Improper Illumination shall include transmissions that are other than as described in Exhibit B, transmissions at an incorrect frequency, transmissions at excessive power levels or any illumination which can cause harm or interference to any transponder, space segment or to any satellite. In the event improper illumination of any transponder and / or space segment provided under this Agreement is detected by SKYNET, CUSTOMER shall be notified and CUSTOMER shall take immediate corrective action to stop the improper illumination within five (5) minutes of notification from SKYNET. A charge of eleven hundred ($1,100.00) dollars per minute will apply for improper illumination that continues beyond the five minute period after notification, or attempted notification if there is no answer at the telephone number provided by CUSTOMER. Furthermore, if immediate corrective action is not taken by CUSTOMER, SKYNET shall have the right to take immediate action to protect its services or its interests, including but not limited to suspending or terminating CUSTOMER's Service on the affected transponder and / or space segment. If Service is terminated, CUSTOMER is responsible to pay for Service received through the time of termination.


18. GENERAL OBLIGATIONS

          In the event CUSTOMER breaches any of its material obligations in connection with the usage procedures and restrictions described in this Agreement, including, without limitation, Service usage, non-interference, government regulations, preemptive rights, and no-transfer, then SKYNET may, in its sole discretion and in addition to the exercise of its other rights against CUSTOMER, require CUSTOMER to cease transmissions to any or all of the affected transponder(s) provided hereunder and take any actions necessary to enforce SKYNET's rights. CUSTOMER will pay to SKYNET all expenses (including attorney's fees) incurred in connection with SKYNET's enforcement against CUSTOMER arising out of CUSTOMER's use of the affected Service(s).


19. TERMINATION

          This Agreement may be terminated prior to the end of its term as follows:

    19.1 In the event of the breach of any of the material terms and conditions, representations and warranties contained herein, the non-breaching party may terminate upon written notice to the other citing the cause of such termination and providing such party with a fifteen (15) day cure period.

    19.2 In the event that the satellite on which the Service is intended to be provided fails to reach and maintain a satisfactory orbit in the appropriate orbital position, or a failure by said satellite to go into satisfactory operation after achieving satisfactory orbit in the appropriate orbital position (any or all of the foregoing in this Section 19.2 being referred to herein as a "Launch Failure"), either party may terminate this Agreement with written notice to the other party and neither party will have any further liability to the other party except for SKYNET's liability to refund to CUSTOMER any monies paid to SKYNET for Service not received.

    19.3 In the event of a Failure, as defined in Section 6, hereof (SERVICE INTERRUPTION OR FAILURE), of any Service for which SKYNET does not provide an acceptable restoration, as defined in Section 5 hereof, within (30) thirty days, the CUSTOMER or SKYNET may terminate this Agreement without liability except for such Service as has already been received. The termination date will be considered to be the date of the Failure. SKYNET shall not be entitled to terminate this Agreement for a failure that consists of a de minimis deviation from the Performance Parameters in Exhibit A.

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 8 of 12

20. EARLY TERMINATION



                            LORAL SKYNET PROPRIETARY

    20.1 Subject to Section 19 ("TERMINATION"), hereof, if this Agreement is terminated by SKYNET due to CUSTOMER's material breach prior to the termination date set forth in Section 1 ("SKYNET SERVICES") of the Service Description, SKYNET may, at its sole discretion, upon the conclusion of the required cure period, exercise one or more of the following remedies:

          A. Temporarily suspend the Service to CUSTOMER (either completely or with respect to any one or more Termination Sites) without terminating this Agreement until CUSTOMER cures the default, during which suspension CUSTOMER shall continue to remain liable for all charges and other amounts payable in accordance with the terms hereof; or

          B. Terminate this Agreement, and require CUSTOMER to immediately pay to SKYNET as liquidated damages for default of this Agreement and not as a penalty, an amount equal to [***]

               for the terminated portion of the Services, plus all other Charges and fees that had accrued prior to the date of termination, together with all other costs and expenses of collection, including reasonable attorneys' fees.


     20.2 [***]










     20.3 Any termination charges that may be assessed pursuant to this Section 20 shall be due and payable upon receipt by CUSTOMER of an invoice for such charges. Early termination charges apply regardless of whether or not Service has begun and are in addition to any other rights SKYNET may have hereunder.


21. CHANGES IN OPERATIONS OR PROCEDURES

          SKYNET is not responsible to CUSTOMER if a change in operations, procedures, or Transmission Parameters (i) affects any facilities, CUSTOMER equipment or CUSTOMER communications system in any way, or (ii) requires their modification in order to be used with the Service provided pursuant to this Agreement. However, if such changes can be reasonably expected to materially affect the operating or transmission characteristics of the Service, or render any CUSTOMER equipment or CUSTOMER communications system incompatible with the Service, SKYNET shall use reasonable efforts to provide adequate notice, in writing, to allow CUSTOMER an opportunity to maintain uninterrupted service. SKYNET shall have no obligation to change or modify any of its components, operations or procedures to be compatible with CUSTOMER.


22. TRANSPONDER ASSIGNMENT

          Assignment of the specific space segment, transponder and/or satellite to be used for the Service remains the sole prerogative of SKYNET. During the term of this Agreement SKYNET shall have the right to change any of the space segment, transponder and/or satellite assignments, but shall do so only if there is an operational concern, interference caused by CUSTOMER, or in order to protect the health of the satellite on which Service is being provided. If required, SKYNET will use reasonable efforts to give CUSTOMER not less than thirty (30) days prior written notice to CUSTOMER. Upon the effectiveness of such assignment change, the CUSTOMER must vacate the previously occupied frequencies. If such assignment changes results in CUSTOMER necessarily being required to make equipment changes, SKYNET will reimburse CUSTOMER for actual costs associated with such changes to a maximum of two (2) months of monthly recurring charges.

                            LORAL SKYNET PROPRIETARY

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                    Page 9 of 12

23. FCC, OTHER GOVERNMENT, OR AGENCY THEREOF,

    COMPLIANCE

          If at any time SKYNET can no longer comply fully with the provisions of this Agreement because of FCC or other government or agency thereof rules and regulations which are inconsistent with this Agreement, CUSTOMER may either (1) terminate immediately this Agreement without any liability whatever by giving notice in writing within sixty (60) days of such action or (2) negotiate with SKYNET so to modify this Agreement as to conform with such new rules and regulations. If CUSTOMER elects to terminate in such event, SKYNET shall refund promptly any sums previously paid to SKYNET for Service not rendered.


24. NO POSSESSORY INTEREST / BANKRUPTCY

          CUSTOMER has, and will have, no possessory or other interest in the transponder(s) used to provide Service pursuant to this Agreement. CUSTOMER acknowledges that: (1) it has been advised of and fully understands the conditions and the consideration pursuant to which SKYNET provides and CUSTOMER accepts the Service and (2) the rates for the Service, as well as the termination charges as provided for in Section 20 (`EARLY TERMINATION") hereof, are fair and reasonable at the market on the date of commitment to the Service and the date of this Agreement. CUSTOMER recognizes that the transponder used for the provision of the Service contemplated under this Agreement is a commodity in limited supply and that those using full time transponder service, similar to the Service provided under this Agreement, usually enter into long-term commitments with service providers. Therefore, CUSTOMER understands that its acceptance of the Service precludes SKYNET from accepting any other customer for Service on the transponder(s) being used to provide Service to Customer. Because of this, CUSTOMER concedes that a failure to fulfill CUSTOMER's obligations under this Agreement would irreparably harm SKYNET. Therefore, in the event of any bankruptcy or similar proceeding on the part of CUSTOMER, CUSTOMER agrees that it will petition any relevant court for prompt action to accept or reject this Agreement, and to authorize the scheduled payments in full.


25. THIRD PARTY BENEFICIARIES / INDEPENDENT CONTRACTOR

          Nothing herein contained shall be deemed or construed by either party hereto or by any third party to create any rights, obligations, or interests in any third party, or to create any association, partnership, joint venture, the relation of principal and agent, the relation of employer and employee, or any fiduciary relationship of any kind between the parties hereto, it being understood that SKYNET shall perform all services hereunder as an independent contractor.


26. PUBLICITY AND ADVERTISING

    26.1 Except as provided in Section 26.2 below, CUSTOMER shall not in any way or in any form publicize or advertise in any manner the fact that it is obtaining services from SKYNET pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of SKYNET, obtained in advance, for each item of such advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by SKYNET; and approval, in each instance, shall be effective only if in writing and signed by said representative.

    26.2 Notwithstanding the prohibitions contained in Section 26.1 above, CUSTOMER may refer to the fact that it is securing services from SKYNET without SKYNET's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by SKYNET. Further, the Parties acknowledge that CUSTOMER's wholly owned subsidiary, NetSat Express, Inc., has previously requested and received approval(s) for certain publicity and/or advertisements and SKYNET hereby extends such approval(s) to CUSTOMER.

    26.3 SKYNET shall not in any way or in any form publicize or advertise in any manner the fact that it is providing services to CUSTOMER pursuant to this Agreement, without the express written approval (which shall not be unreasonably withheld) of CUSTOMER, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form. Each request for approval hereunder shall be submitted in writing to the representative designated in writing by CUSTOMER; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent SKYNET from providing the FCC or any other governmental agency, information concerning this Agreement as required by Law or in response to a request for information by such Governmental Agency. Notwithstanding the foregoing, SKYNET may refer to


                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                   Page 10 of 12


          the fact that it is providing the Service to CUSTOMER without CUSTOMER's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement of any product or service by CUSTOMER.

    26.4 Nothing in this Agreement shall prevent either Party from making such disclosures and statements relating to the other Party as may be reasonably required to comply with laws or regulations of the Securities and Exchange Commission ("SEC") or any similar laws and regulations requiring disclosure, provided that such disclosure is limited to that required to comply with such laws and regulations. Each filing Party agrees to take all reasonable, necessary steps to exclude the pricing and payment terms (the "Price Information") of this Agreement in such filing, to request confidential treatment of the Price Information under the Freedom of Information Act and the applicable rules of the SEC and to seek such other protections of the Price Information that may be available.


27. CONFIDENTIALITY

          This Agreement shall be kept strictly confidential, except for disclosure (1) to the extent required by the law or legal process, in which case the parties shall seek confidential treatment of the document and the information contained herein, (2) as a part of normal accounting and auditing procedures, (3) to each party's parent company, (4) to a bona fide potential purchaser of the applicable business, investment bankers and bona fide potential or actual lenders, or (5) to a governmental or regulatory agency requiring such Information, provided any such party shall have agreed to keep this Agreement confidential pursuant to an agreement containing terms substantially similar to those in Section 28 ("NONDISCLOSURE OF INFORMATION") hereof.


28. NONDISCLOSURE OF INFORMATION

    28.1 Each Party to this Agreement may find it beneficial to disclose to the other Party documentation or other information which the disclosing Party considers proprietary ("Information"). Such Information may include but is not limited to, engineering, hardware, software or other technical information concerning the SKYNET network or CUSTOMER's network, and financial, accounting or marketing reports, analysis, forecasts, predictions or projections relating to the business of SKYNET or CUSTOMER generally.

    28.2 It is specifically understood and agreed that Information disclosed pursuant to this Agreement shall be considered proprietary either because 1) it has been developed internally by the disclosing Party, or because 2) it has been received by the disclosing Party subject to a continuing obligation to maintain the confidentiality of the Information.

    28.3 Information that is provided in a tangible form shall be marked in a manner to indicate that it is considered proprietary or otherwise subject to limited distributions provided herein. If the Information is provided orally or visually, the disclosing party shall clearly identify it as being proprietary at the time of disclosure, and within ten (10) working days of such disclosure, confirm the disclosure in writing to the other party. With respect to Information, the Party to whom the Information is disclosed and its employees and representatives shall:
          a. hold the Information in confidence and protect it in accordance with the security regulations by which it protects its own proprietary or confidential information, which it does not wish to disclose, but in any event with not less than reasonable care;
          b. restrict disclosure of the Information solely to those employees and representatives with a need to know and not disclose it to any other persons;
          c. advise those employees and representatives of their obligations with respect to the Information; and
          d. use the Information only in connection with implementing this Agreement and in continuing discussions and negotiations between the parties concerning the Service, except as may otherwise be agreed upon in writing.
          e. As used herein, "representatives" means directors, officers, subcontractors, consultants, and agents of a Party to this Agreement.

    28.4 The party to whom Information is disclosed shall have no obligations to preserve the proprietary nature of any Information that:
          a. was previously known to it free of any obligations to keep it confidential;
          b. is disclosed to third parties by the disclosing party without restriction;
          c. is or becomes publicly available by other than unauthorized disclosure; or
          d. is independently developed by the receiving party.

    28.5 The receiving party may disclose the Information pursuant to a court order or other governmental or regulatory compulsion provided that the disclosing party shall be given prompt notice of the receipt of


                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                   Page 11 of 12

          such order or other compulsion.

    28.6 The receiving party agrees that all of its obligations undertaken under this non-disclosure agreement shall survive and continue for three (3) years after termination of this Agreement.

          The Information shall be deemed the property of the disclosing party and, upon request the other party will return all Information that is in tangible form to the disclosing party or destroy all such information.


29. WAIVERS

          A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.


30. GOVERNING LAW

          This Agreement shall be governed by and construed under the laws of the State of New York, USA, without giving effect to its conflict of law principles.


31. EXECUTION

          To facilitate execution, this Agreement may be executed in two identical counterparts; and the signature of each party shall appear on each counterpart. Either counterpart shall constitute an original, binding version of this Agreement. Facsimile signatures shall have the same legal effect as original signatures and this Agreement shall be binding upon the receipt of facsimile signature of each of the Parties.


32. SUCCESSION

          This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.


33. CUSTOMER COMPLIANCE

          Customer shall comply with any restrictions or conditions imposed by applicable government authorities on (i) Customer's receipt or use of the Service in any country in which Customer uses the Service, and (ii) Customer's use of the Service between or among any countries. Customer shall not use the Service in violation of any applicable law, rule or regulation. Further, Customer will obtain all necessary authorization and/or permits for the ground segment equipment, and shall strictly comply with the provisions set forth in the attached Satellite Access Procedures (Exhibit B). CUSTOMER's failure to comply with the provisions of this Section 33 shall not constitute a force majeure condition.


34. HEADINGS

          The headings used throughout this Agreement are for convenience only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.


35. EXPORT CONTROL

          CUSTOMER will not use, distribute, transfer or transmit any products, software or technical information (even if incorporated into other products) provided under this Agreement except in compliance with U.S. export laws and regulations (the "Export Laws"). CUSTOMER will not, directly or indirectly, export or re-export the following items to any country which is in the then current list of prohibited countries specified in the applicable Export Laws:(a) software or technical data disclosed or provided to CUSTOMER by SKYNET or SKYNET's subsidiaries or affiliates; or (b) the direct product of such software or technical data. CUSTOMER agrees to promptly inform SKYNET in writing of any written authorization issued by the U.S. Department of State office of export licensing to export or re-export any such items referenced in (a) or (b). CUSTOMER also will not, without the prior written consent of SKYNET, export or re-export, directly or indirectly, any technical data or software furnished hereunder from the country in which SKYNET first provided the technical data or software to CUSTOMER hereunder, except to the United States. The obligations stated above in this clause will survive the expiration, cancellation or termination of this Agreement or any other related agreement.

36. ADDITIONAL ACTIONS AND DOCUMENTS

          SKYNET and CUSTOMER each agree to take all necessary actions to execute, deliver and file any additional documents and instruments, and to use best efforts to obtain necessary or appropriate consents and/or approvals in order to effectuate the provision of the Service in accordance with the terms and conditions of this Agreement.

                            LORAL SKYNET PROPRIETARY

                                                    General Terms and Conditions
                                         Globecomm Systems Inc. / Telstar 6 & 12
                                                                       13-Nov-02
                                                                   Page 12 of 12


37. RETIREMENT OF SATELLITE

    37.1 SKYNET shall be entitled to retire the Serving Satellite without liability: (i) if fifty percent (50%) or more of the transponders on the satellite have failed or are unusable for any reason; (ii) in the event that the satellite's station-keeping fuel, required to meet +
          0.05 degrees, becomes depleted to a level sufficient only to ensure removal of the Serving Satellite from its assigned orbital position;
          (iii) if required to do so by any governmental authority with appropriate jurisdiction; or (iv) if SKYNET reasonably determines that
          (ii) above can be delayed by moving such Serving Satellite into an inclined orbit; or (v) if special circumstances require retirement, and such appropriate governmental authority as is required for retirement is obtained.

    37.2 SKYNET will use all reasonable efforts to provide CUSTOMER written notice of a decision to retire the Serving Satellite prior to the expiration of this Agreement as far in advance of the date of retirement as circumstances allow. Upon retirement of the Serving Satellite, all subsequent performance obligations of the parties under this Agreement shall terminate.


38. CUSTOMER RESPONSIBILITIES

    38.1 Unless otherwise specified in this Agreement, no terrestrial facilities shall be provided by SKYNET, and CUSTOMER shall be responsible to install, license and maintain the terrestrial facilities, which communicate to and from the Serving Satellite. CUSTOMER warrants to SKYNET that all required licenses/approvals have been or will be obtained to operate such facilities, if any, prior to the start date of the Service. CUSTOMER shall indemnify SKYNET and its affiliates for any liabilities that SKYNET or any of its affiliates may incur as a result of CUSTOMER'S failure to obtain such licenses/approvals. CUSTOMER will not transmit or otherwise act in any manner that violates the technical requirements of the Satellite Access Procedures. CUSTOMER shall always provide the necessary capability at its transmit facilities to cease transmission immediately upon notice from SKYNET communicated via phone and/or facsimile. SKYNET may, but is not obligated to, inspect CUSTOMER-provided facilities to insure compliance with this requirement.

    38.2 CUSTOMER shall provide to SKYNET all pertinent technical characteristics of CUSTOMER-provided equipment used in connection with the Service as specified in Exhibit B ("SATELLITE ACCESS PROCEDURES").


39. ARBITRATION

          All disputes arising in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the United Nations Commission of International Trade Law (UNCITRAL Rules) by one or more arbitrators appointed in accordance with said Rules; where said rules require the appointment of an arbitrator by an independent organization, the Parties agree that such arbitrator shall be appointed by the American Arbitration Association. The arbitration shall take place in New York City, New York, USA, and shall be conducted in English. The arbitrator shall apply the substantive (not the conflicts) law of New York. The award shall be in United States dollars. Judgment upon the award rendered in the arbitration may be entered in any court having jurisdiction thereof. Each Party shall bear its own expenses (including attorney's fees) and an equal share of the expenses of the arbitrator and the fees of the arbitration. Nothing in this Agreement shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation or arbitration. A request by a party to a court for such injunctive relief shall not be deemed a waiver of the obligation to arbitrate.


                            LORAL SKYNET PROPRIETARY

                         ATTACHMENT 3 - [***] AGREEMENT





















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY

This Agreement ("Agreement") is made on 10-May-2001, by and between NetSat Express, Inc. ("NSX") 45 Oser Ave, Hauppauge NY 11788 and [***] ("Buyer") for Satellite Services.

1.   APPLICABLE TERMS AND CONDITIONS
     -------------------------------
     This Agreement represents the general provisions that apply to all Satellite Capacity Services provided by NSX pursuant to Satellite Capacity Order Form(s) issued by Buyer and accepted by NSX, as indicated by NSX signature thereon. The Order Form defines the bandwidth amount, satellite, monthly recurring charges, activation fee, start date for services and duration of services. Each Order Form will reference this Agreement Number (as shown in the footer of each page hereof). Upon execution by both parties, the Order Form is incorporated herein by reference and made a part hereof. This Agreement is intended to accommodate multiple Order Forms; additional Order Forms will be incorporated herein upon acceptance by NSX. The terms and conditions in this Agreement supercede any conflicting terms and conditions in any Order Form. Nothing in this Agreement requires NSX to accept any Order Form submitted by Buyer and Buyer acknowledges that all Order Form(s) for Services are submitted subject to NSX acceptance, as indicated by NSX signature on the Order Form(s).

2.   SERVICES PROVIDED
     -----------------
     NSX shall (i) provide Satellite Capacity on the satellite and in the bandwidth amount listed on the Order Form(s); (ii) assist Buyer with link budgets, load plans, and other similar requirements to describe Buyer's intended use of the satellite; and (iii) provide engineering and technical support for outage reporting. Unless otherwise stated in the Order Form(s), Buyer shall be responsible for all terrestrial services to transmit to and receive from the satellite. Unless otherwise provided, "Services" shall mean the services described in this Article 2.

3.   RIGHT OF FIRST REFUSAL
     ----------------------
     Upon execution by both parties of an Order for 27 MHz of bandwidth on satellite Telstar 12, transponder 10, Buyer shall have a right of first refusal on any additional satellite capacity for the same satellite and transponder until 1-Aug-01. The right of first refusal shall mean that prior to accepting any Order(s) for satellite capacity on satellite Telstar 12, transponder 10, NSX shall notify Buyer of the amount of available capacity and Buyer shall have until 1-Aug-01 to submit a signed Order Form for such capacity or notify NSX that it does not wish to purchase the capacity. Upon receipt of notice that Buyer does not wish to purchase the capacity, or if no notice or Order Form is received by 1-Aug-01, Buyer shall have no further rights and NSX may sell the capacity to other customers. Should Buyer submit an Order Form for such capacity prior to 1-Aug-01, NSX shall accept the Order from Buyer, subject only to agreement on price, which price shall be negotiated in good faith between NSX and Buyer, and NSX use of the satellite capacity for internal use. Internal use shall include use necessary to satisfy contracts executed prior to the date of notification to Buyer that the capacity was available. NSX and Buyer acknowledge that as of the effective date of this Agreement, no additional satellite capacity, above the 27 MHz to be ordered by Buyer, is available on satellite Telstar 12 transponder 10. This right of first refusal shall expire on 1-Aug-01 and thereafter NSX shall have no obligation to notify Buyer of the satellite capacity availability.

4.   USE RESTRICTIONS
     ----------------
     Buyer shall comply with the NetSat Acceptable Use Policy provided as Exhibit B, as may be changed from time to time; Operational Requirements, Technical Appendix, and any and all attachments to this Agreement or the Order Form(s); the Terms and Conditions from the Satellite Service Provider provided as Exhibit A (if applicable); and all applicable governmental laws, rules and regulations, including any export laws of the United States or restrictions on Buyer receipt of Service applicable in any country in which Buyer uses the Service. The Service shall be used by Buyer solely for transmission of its own multi-carrier digital telecommunications services, including the provision of value-added communications services by Buyer to its end customers, provided that Buyer is responsible for all facilities communicating with the Satellite and for coordinating the use of the Service with NSX. Buyer acknowledges that certain of the use restrictions relate to content transmitted over the satellite capacity and that NSX and the Satellite Services Provider shall not monitor such content for compliance but shall, upon report of improper use from any source, whether private or public, take action to suspend or terminate Buyer's use of the satellite capacity. In such event, Buyer will be notified of the nature of the alleged improper use. In the event the Satellite Service Provider terminates its services to NSX as a result of such reported improper use, NSX shall have the right to terminate services hereunder with no further obligation to Buyer.

     5.   ALLOWANCE FOR SERVICE INTERRUPTIONS
          -----------------------------------
          a) Buyer shall be entitled to service interruption credit upon proper and timely notification to NSX and acceptance by the Satellite Service Provider. The credit provided shall be applied

--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                       Page 1 of 5
         _____                                                   Date:  8-May-01

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY

          against future payments. Interruptions begin when the problem is reported to the Satellite Service Provider and the Buyer releases the affected satellite capacity to the Satellite Service Provider for testing and repair. An Interruption ends when the satellite capacity is operative. The credit shall be calculated as a pro-rata portion of the monthly recurring fee, based on a 30-day month, for the period of the Interruption. Unless otherwise provided in the Order Form(s), credits are given for each incidence of interruption of more than thirty (30) minutes and are given in one-minute increments. Credits will not be given for interruptions that are a result of:
               i) the action or failure to act of Buyer or others authorized by Buyer to use the affected satellite capacity;
               ii)  the effects of sun transit on receiving earth stations; or
               iii) a Force Majeure condition.
                    b) NSX shall have the right to charge Buyer for work carried out by NSX or the Satellite Service Provider to locate, rectify and/or repair any fault(s)
               i) not directly caused by any Satellite Service Provider's service, channel or equipment;
               ii)  resulting from Buyer's willful act, fault, or negligence; or
               iii) resulting from Buyer's failure to comply with its
                    obligations hereunder.

     6.   PAYMENT AND INVOICING
          ---------------------
          A sum equal to the first month's Monthly Recurring Charge, activation fee, and security deposit as noted on the Order Form, must be paid via wire transfer within ten (10) days of the execution of the Order Form. Payments by direct wire transfers shall be made to the NSX bank account designated on the invoice. All payments by Buyer to NSX hereunder shall be made in U.S. dollars. At Buyer's option, Buyer may secure the deposit by irrevocable letter of credit in a form and issued by a bank acceptable to NSX. All Monthly Recurring Charges are due and payable monthly in advance. All bank fees shall be for the account of Buyer. Monthly Recurring Charges shall commence on the Start Date defined on the Order Form for the period between the Start Date and the end of that calendar month. Thereafter, Monthly Recurring Charges shall be due on the first day of each calendar month. If any payment or portion thereof is not received by the due date, NSX shall have the right to draw down on the deposit for the period in arrears. BUYER shall within five (5) days of such draw down, replenish the deposit or letter of credit to the full original amount. In the event the deposit or letter of credit is not replenished, or Buyer's account is otherwise not current in accordance with the terms of this Agreement, NSX may terminate service in accordance with Article 9. Payment shall be deemed made only upon receipt by NSX of collected funds via bank wire transfer to an NSX designated bank account.

     5.   LATE PAYMENT
          ------------
          Any late payment that is not received on the due date shall bear interest at the lower rate of 1 1/2% per month or the highest rate allowed by law, calculated from the date payment was due until the date it is actually received.

     7.   TAXES AND OTHER CHARGES
          -----------------------
          Buyer is solely responsible for any taxes which may be assessed by any local, state, national, public or quasi-public governmental entity as a result of the Service provided to Buyer and/or Buyer's use of the Service. Any use, excise, sales or privilege taxes, duties, value-added taxes, fees, royalties, assessments (including government and/or signatory "mark-up" on space segment) or similar liabilities, however denominated, which may now or hereafter be levied on the Satellite Services provided or payments made under this Agreement, chargeable to or against NSX by any applicable government authority, shall be passed through to, and be payable by Buyer in addition to any other charges set forth in this Agreement.

     8.   EARLY TERMINATION BY BUYER
          --------------------------
          a) In the event Buyer terminates an Order prior to the end of the term stated thereon, Buyer shall notify NSX in writing of such termination; stop using the Services as of the effective date of termination; and immediately pay NSX as liquidated damages for default, and not as a penalty, [***].
               In addition to the liquidated damages, Buyer shall pay immediately upon termination all other fees and payments that accrued prior to the date of termination; all costs and expenses of collection, including reasonable attorney fees; and any costs incurred by NSX to remove, jam, block, or otherwise cause Buyer to stop using the Service.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

          b) Buyer may terminate this Agreement for cause if NSX fails to comply in any material respect with the covenants, agreements or conditions herein, which are not corrected for thirty (30) days after receipt of written notice from Buyer specifying the alleged failure. In the event Buyer terminates this Agreement as a result of NSX failure to

--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                       Page 2 of 5
         _____                                                   Date:  8-May-01

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY


               comply, no further payments shall be due except for payments for goods or Services provided prior to and including the termination date.

     9.   TERMINATION BY NSX
          ------------------
          NSX reserves the right to suspend or terminate Services to Buyer for failure to comply in any material respect with the covenants or conditions herein ("Buyer default"), or in the event of a filing of bankruptcy, insolvency, appointment of a receiver, trustee, or other assignment for the benefit of creditors by or against Buyer. Upon notification of such termination, Buyer shall immediately cease utilizing the space segment. NSX may if required, effect such suspension or termination by jamming or otherwise interfering with Buyer's signal or use of the satellite capacity. Upon termination by NSX for Buyer default, Buyer shall immediately pay NSX as liquidated damages for default, and not as a penalty, [***]. In addition to the liquidated damages, Buyer shall pay immediately upon termination for any reason all other fees and payments that accrued prior to the date of termination; all costs and expenses of collection, including reasonable attorney fees; and any costs incurred by NSX to remove, jam, block, or otherwise cause Buyer to stop using the Service.

     10.  SATELLITE RETIREMENT
          --------------------
          Notwithstanding anything to the contrary in this Agreement, Buyer acknowledges and agrees that NSX is providing a Satellite Link, which has been previously procured from a Satellite Service Provider by NSX. In the event the Satellite Service Provider ceases to operate the satellite for any reason other than a willful breach by NSX of the NSX-Satellite Service Provider Agreement, NSX shall have the right to immediately terminate this Agreement and all Order Form(s) issued hereunder related to that satellite. Thereafter, Buyer and NSX shall have no further obligation, save for Buyer's obligation to pay for services provided up to and including the date of termination.

     11.  BUYER COVENANTS
          ---------------
          Buyer will not alter, tamper with, adjust or repair the Satellite Services. Buyer shall not permit nor assist or permit others to abuse or fraudulently use Satellite Services in violation of any United States or local laws, regulations, or governmental orders. Buyer shall pay all NSX invoices on receipt or as otherwise stated on the invoice.

     12.  WARRANTY
          --------
          a) NSX warrants that it will provide the satellite capacity and other services set forth in Article 2 hereof and the applicable Order Form(s) in accordance with generally accepted industry standards and in accordance with the technical parameters, satellite access procedures, and other requirements contained in the Satellite Service Provider terms attached hereto as Exhibit
               A. NSX's sole obligation and liability and Buyer's exclusive remedy under this warranty is limited to the Allowance for Service Interruptions provided in Article 5 hereof. Buyer's remedy is subject to the notification and other provisions of
               Article 5.
          b) THE FORGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BUYER WAIVES, RELEASES, AND RENOUNCES ALL OTHER RIGHTS, CLAIMS, AND REMEDIES, INCLUDING WITHOUT LIMITATION THOSE WITH RESPECT TO LOSS OF USE OR OTHER SECONDARY OR CONSEQUENTIAL DAMAGES, HOWEVER OCCASIONED, AND WHETHER OR NOT GROWING OUT OF OR BASED UPON NSX'S NEGLIGENCE, ACTUAL OR IMPUTED.

     13.  LIMITATION ON LIABILITY
          -----------------------
          a) NSX shall not be liable for claims or damages caused by Buyer's fault, negligence, or Buyer's failure to perform any obligation hereunder, including obligations contained in the Satellite Service Provider terms provided at Exhibit A; claims against Buyer by any third party; any act or omission of any other party furnishing products or services; and the installation or removal of equipment furnished by any service provider, including NSX, except where caused by the gross negligence of NSX.
          b) NSX shall not be liable for unauthorized access to or alteration, theft or destruction of data, programs, procedures or information transmitted or received by Buyer caused by accident, fraudulent means or devices, or any other method.
          c) NSX will not be liable under any circumstances for any lost profits or other consequential damages, even if NSX has been advised of the possibility of such damages.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

          d) IN NO EVENT WILL NSX LIABILITY IN CONTRACT OR IN TORT EXCEED THE LESSER OF THE ACTUAL MONTHLY

--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                       Page 3 of 5
         _____                                                   Date:  8-May-01

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY

               RECURRING CHARGES AND ACTIVATION FEES PAID BY BUYER TO NSX UNDER THIS AGREEMENT OR THE MONTHLY RECURRING CHARGES TIMES SIX MONTHS PLUS THE ACTIVATION FEES, BUT IN NO EVENT GREATER THAN THE ACTUAL DAMAGES PROVEN BY BUYER AS DIRECTLY ATTRIBUTABLE TO NSX.

     14.  INDEMNIFICATION
          ---------------
          Buyer shall defend and indemnify NSX, including any of its parent, subsidiaries, or affiliated companies; the Satellite Service Provider; and the Satellite Owner from any claims, liabilities, losses, costs, or damages, including attorney fees and costs, arising out of:
          a) Buyer's use of the Service and/or the content of material transmitted thereon, including any actual or alleged libel, slander, obscenity, indecency, infringement of copyright, or breach in the privacy or security of transmissions;
          b) Buyer's breach of its obligations under this Agreement, including the terms of the Satellite Service Provider as provided in Exhibit A;
          c) Disputes between or among Buyer and its end customers, transmission recipients, or its program, data or other transmission content suppliers; and
          d) Any warranty, representation or statement Buyer may make to a third party in connection with the transmissions over the Satellite.

     15.  ASSIGNMENT
          ----------
          Buyer may not assign this Agreement without the prior written consent of NSX, which consent shall not be unreasonably withheld. NSX may assign all or part of its right, title or interest in this Agreement and any or all sums due or to become due pursuant to this Agreement for any reason. Upon receipt of written notice of a permitted assignment hereunder, each party shall perform all its obligations hereunder to or for the benefit of the assignee and execute and deliver such documentation as may be reasonably required under this Agreement.

     16.  NO RESALE
          ---------
          The service is provided for Buyer's own use and in no event shall Buyer be permitted to resell the Service in whole or in part to any other person or entity except as expressly provided as part of value added communication services to Buyer's end customers, in circumstances where Buyer provides its end customers substantially more communication facilities than "bare" space segment capacity.

     17.  NO PROPERTY INTEREST SUBORDINATION
          ----------------------------------
          This Agreement is a service contract and does not grant, and Buyer shall not assert, any right, interest or lien in any property or assets of NSX or the Satellite Service Provider including any Satellite or related equipment that they may own.

     18.  CONFIDENTIALITY
          ---------------
          NSX and Buyer shall hold in confidence the information contained in and exchanged in connection with this Agreement. Neither party shall release any information concerning any of the terms of this Agreement or any Order issued hereunder without the express written consent of the other party. Any press release or other public notice regarding this Agreement or any Order issued hereunder must be approved in writing by the non-disclosing party, which approval may include the format, content, timing, and method of release of the information. Notwithstanding the foregoing, disclosure, on a confidential basis, by either party to its principals, auditors, attorneys, investors, lenders, insurance agents, and proposed and actual successors in interest is permitted, and NSX may include Buyer's name and a general description of the nature of the Services provided in any general listing of NSX customers.

     19.  FORCE MAJEURE
          -------------
          NSX shall not be liable for any failure of or delay in performance hereunder arising out of or resulting from causes beyond its reasonable control including but not limited to acts of God; fire; flood; adverse weather conditions, meteorological or atmospheric occurrences or disturbances (including, but not limited to, sun outages, sun spots, and other solar activity); other natural events; war, warlike operations, insurrections, or riots; acts of any government including laws, regulations, or orders; and labor troubles causing cessation, slowdown, or interruption of services, whether such events or actions affected NSX directly, the Satellite Service Provider, or any other NSX subcontractor or vendor.

     20.  ADDITIONAL PROVISIONS
          ---------------------
          a) This Agreement may not be amended, altered or modified except in writing, duly executed by both parties.
          b) This Agreement, along with the incorporated Order Form(s), references, attachments, exhibits and schedules, contains the entire Agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior oral or written agreements, commitments, or understandings.
          c) The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of

--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                       Page 4 of 5
         _____                                                   Date:  8-May-01

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY


               any future breach of such provision or any other provision.
          d) If any paragraph or term of this Agreement shall be determined to be unenforceable, illegal, or invalid, the remaining provisions and terms shall remain in full force and effect.
          e) This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same Agreement.
          f) All notices or other communications which may be or are required to be given to NSX under this Agreement shall be in writing, delivered to 45-19 Oser Avenue, Hauppauge, NY 11788 USA,
               Attention: Manager of Contracts; email: contracts@netsatx.net, fax +1-631-231-9223. All notices or other communications which may be or are required to be given to Buyer under this Agreement shall be in writing, delivered to the address, email, or fax number listed in the Order Form.
          g) In the event of a dispute or disagreement between the parties in connection with the interpretation, compliance, validity or enforceability of any provision of this Agreement, until a decision is rendered the parties will continue to comply with this Agreement including payment for services.

     21.  GOVERNING LAW
          -------------
          This Agreement shall be governed by and construed under the laws of the State of New York, USA, without giving effect to its conflict of law principles.


NETSAT EXPRESS, INC.                         BUYER: [***]
                                                   -----------------------------

SIGNATURE: /S/ Kenneth Miller                SIGNATURE: [***]
          -----------------------------                -------------------------
PRINTED NAME: Kenneth Miller                 PRINTED NAME: [***]
             --------------------------                   ----------------------
TITLE: Chief Executive Officer               TITLE: [***]
      ---------------------------------            -----------------------------
DATE:        5/10/2001                       DATE:  5/10/2001
     ----------------------------------           ------------------------------






--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                       Page 5 of 5
         _____                                                   Date:  8-May-01



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Securities and Exchange Commission

            TERMS & CONDITIONS FOR NETSAT EXPRESS SATELLITE CAPACITY
                  EXHIBIT A - SATELLITE SERVICE PROVIDER TERMS
                         LORAL SKYNET TELSTAR SATELLITES


     1)   USE OF THE SERVICE
          Buyer shall provide an initial loading plan ("Initial Loading Plan") prior to the Order start date. If Buyer desires to transmit to any transponder in any manner different ("Different Loading Plan") than its Initial Loading Plan, then the following shall apply:
          a) If the Different Loading Plan involves Digital Carriers, Buyer shall provide the Different Loading Plan to NSX, no later than twenty-one (21) days prior to the start date of such Different Loading Plan, identifying its characteristics. In the event that NSX or the Satellite Service Provider is required to perform any maintenance or troubleshooting activity involving the affected satellite capacity, Buyer must furnish the Different Loading Plan on demand.
          b) If the Different Loading Plan involves the addition of or changes to an FM Television Carrier or any Other Type Of Carrier, Buyer shall provide a written request to NSX, no less than ninety (90) days prior to the desired start date of such Different Loading Plan, identifying the characteristics, and the desired start date of such Different Loading Plan. NSX shall coordinate such proposed Different Loading Plan with the Satellite Service Provider to determine if its use could reasonably be expected to result in either intra-satellite or inter-satellite interference, and, based on the results of such coordination, the Satellite Service Provider shall either authorize or reject the use of such proposed Different Loading Plan, and NSX shall forward such authorization or rejection in writing to Buyer. Authorization shall not be unreasonably withheld.
          c) Notwithstanding anything in this Agreement to the contrary, Buyer may obtain authorization for more than one Different Loading Plan for any transponder provided hereunder, for any period of time, during the term of this Agreement.
          d) In the event Buyer uplinks to any transponder in any manner different from that authorized ("Unauthorized Loading Plan") pursuant to either its Initial Loading Plan or any other authorized Different Loading Plan for the affected transponder, whether analog or digital, NSX may, in its sole discretion, require Buyer to discontinue the use of such Unauthorized Loading Plan until such time as the Satellite Service Provider authorizes the use of such uplink such that it becomes a Different Loading Plan pursuant to the provisions of this Agreement.

     2)   SCRAMBLING
     Prior to commencing use of the satellite capacity provided under this Agreement, Buyer, at its expense, shall provide NSX with any unscrambling devices that may be required for signal monitoring. Buyer shall not use, or allow the use of, the satellite capacity provided hereunder for distribution of program material of a sexual or adult-oriented nature to television viewers unless the programming is scrambled such that television viewers can receive the programming only through the use of an unscrambler authorized by Buyer or Buyer's authorized agent.

     3)   NON-INTERFERENCE
     Buyer's radio transmissions (and those of its uplinking agents) to the satellite shall comply, in all material respects, with all governmental (whether national, international, federal, state, municipal, or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders, of any such governmental agency, body, or court (collectively "Laws") applicable to it regarding the operation of the satellite, transponder, space segment, and any backup satellite, transponder or space segments to which Buyer is given access pursuant to this Agreement. Buyer shall not interfere with the use of any other satellite, transponder or space segment or cause physical harm to the satellite, transponder or transponder, any backup satellite, transponder or space segment to which Buyer is given access pursuant to this Agreement, or any other satellite, transponder or space segment. Further, Buyer will coordinate with (and will require its uplinking agents to coordinate with) NSX and the Satellite Service Provider, in accordance with procedures reasonably established by NSX and the Satellite Service Provider, its transmissions to the satellite so as to minimize adjacent transponder, space segment and adjacent satellite interference. For purposes of this section, interference shall also mean acts or omissions that cause a satellite to fail to meet its circuit parameters. Without limiting the generality of the foregoing, Buyer (and its uplinking agents) shall comply with all U.S. Federal Communications Commission ("FCC") rules and regulations regarding use of automatic transmitter identification systems (ATIS).

     4)   IMPROPER ILLUMINATION
     The transmission parameters are as set forth in the "SATELLITE ACCESS PROCEDURES" attached hereto and incorporated by reference. Improper Illumination shall include transmissions that are other than as described in Exhibit B, transmissions at an incorrect frequency, transmissions at excessive power levels or any illumination which can cause harm or interference to any transponder, space segment or to any satellite. In the event improper illumination of any transponder and / or space segment provided under this Agreement is detected by NSX or the Satellite Service Provider, Buyer shall be notified and shall take immediate corrective action to stop the improper illumination within five (5) minutes of notification from NSX. A charge of eleven hundred ($1,100.00) dollars per minute will apply for improper illumination that continues beyond the five minute period after notification, or attempted notification if there is no answer at the telephone number provided by Buyer. Furthermore, if immediate corrective action is not taken by Buyer, NSX shall have the right to take immediate action to protect its and the Satellite Service Provider's services or interests, including but not limited to suspending or terminating Buyer's use of the affected transponder and / or space segment. Any such termination would be a termination due to breach of the Buyer, entitling NSX to all appropriate remedies provided for in this Agreement.

--------------------------------------------------------------------------------
NetSat Express, Inc. Confidential Information               Agreement SCA-01-005
Initials:_____                                                         Exhibit A
         _____                                              Form Date: 20-Nov-00

[NETSAT EXPRESS GRAPHIC OMITTED]

                      NETSAT EXPRESS ACCEPTABLE USE POLICY


1) This Acceptable Use Policy ("Policy") specifies the actions prohibited by NSX to users of the NSX network. NSX reserves the right to modify the Policy at any time.

2) The NSX network may be used only for lawful purposes. Transmission, distribution or storage of any material in violation of any applicable law or regulation is prohibited. This includes, without limitation, material protected by copyright, trademark, trade secret or other intellectual property right used without proper authorization; material that is obscene, defamatory, or constitutes an illegal threat or harassment; fraudulent or other material amounting to illegal misrepresentation; fraudulent or other illegal use of private material; or material that violates export control laws.

3) Violations of system or network security are prohibited, and may result in criminal and civil liability. NSX will investigate incidents involving such violations and may involve and will cooperate with law enforcement if a criminal violation is suspected. Examples of system or network security violations include, without limitation, the following:
     a) Unauthorized access to or use of data, systems or networks, including any attempt to probe, scan or test the vulnerability of a system or network or to breach security or authentication measures without express authorization of the owner of the system or network.
     b) Unauthorized monitoring of data or traffic on any network or system without express authorization of the owner of the system or network
     c) Interference with service to any user, host or network including, without limitation, mail bombing, flooding, deliberate attempts to overload a system and broadcast attacks.
     d) Forging of any TCP-IP packet header or any part of the header information in an email or a newsgroup posting.
     e) Sending unsolicited mail messages, including, without limitation, commercial advertising and informational announcements, is explicitly prohibited. A user shall not use another site's mail server to relay mail without the express permission of the site.
     f) Posting the same or similar message to one or more newsgroups (excessive cross-posting or multiple-posting, also known as "SPAM") is explicitly prohibited.

4) Buyer is responsible for protection of its passwords. Buyer will not use or permit anyone to use NSX service to guess or obtain passwords or to access other systems or networks without authorization.

5) Buyer is prohibited from using Internet Relay Chat scripts or programs that interfere with or deny service to other users on any server or host or from employing any means or method to adversely affect other users. Buyer is also prohibited from engaging in activities that have the effect of harassing other users.

6)   Buyer may not use any IP address which is not assigned by NSX.

7) INDIRECT OR ATTEMPTED VIOLATIONS OF THE POLICY, AND ACTUAL OR ATTEMPTED VIOLATIONS BY A THIRD PARTY ON BEHALF OF BUYER OR BUYER'S END USER, SHALL BE CONSIDERED VIOLATIONS OF THE POLICY BY BUYER.

8) Violations of the Acceptable Use Policy will result in immediate suspension and/or termination of service by NSX. NSX reserves the right to reveal the name and contact information of Buyer and any of Buyer's downstream users to relevant authorities or parties involved in any criminal investigation or civil litigation alleging violations of this policy.